Exhibit 10.8

Dated 4 June, 2007

for

BST SAFETY TEXTILES ACQUISITION GMBH

arranged by

GOLDMAN SACHS CREDIT PARTNERS L.P.

and

UBS SECURITIES LLC

as Mandated Lead Arrangers

with

GOLDMAN SACHS CREDIT PARTNERS L.P.

acting as Priority Agent

UBS AG, STAMFORD BRANCH

acting as Second Lien Agent

and

GOLDMAN SACHS CREDIT PARTNERS L.P.

acting as Security Agent

AMENDMENT AGREEMENT RELATING TO

A €155,000,000 TERM AND

REVOLVING FACILITIES AGREEMENT

London

99 Bishopsgate

London EC2M 3XF

(44) 020 7710 1000 (Tel)

(44) 020 7374 4460 (Fax)

www.lw.com

THIS AGREEMENT is dated 4 June, 2007 and made between:

(1)	BST US HOLDINGS, INC., a company duly incorporated and validly existing under the laws of the State of Delaware having its principal place of business at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808, the United States of America (the “Parent”);

(2)	BST SAFETY TEXTILES ACQUISITION GMBH, a limited liability company duly incorporated and validly existing under the laws of the Federal Republic of Germany having its corporate seat in Frankfurt am Main and which is registered in the Commercial Register in Frankfurt am Main under registration number HRB 75840 (the “Original Borrower”);

(3)	THE COMPANIES listed in Part I of Schedule 1 (Borrowers and Guarantors) as revolving borrowers (the “Revolving Borrowers”);

(4)	THE COMPANIES listed in Part I of Schedule 1 (Borrowers and Guarantors) as original guarantors (the “Original Guarantors”);

(5)	GOLDMAN SACHS CREDIT PARTNERS L.P. and UBS SECURITIES LLC as mandated lead arrangers (the “Mandated Lead Arrangers”);

(6)	GOLDMAN SACHS CREDIT PARTNERS L.P. acting on behalf of the Priority Lenders and as agent of the other Priority Finance Parties (the “Priority Agent”);

(7)	UBS AG, STAMFORD BRANCH acting on behalf of the Second Lien Lenders and as agent of the other Second Lien Finance Parties (the “Second Lien Agent” and together with the Priority Agent the “Agents”); and

(8)	GOLDMAN SACHS CREDIT PARTNERS L.P. as security agent for the Secured Parties (the “Security Agent”).

BACKGROUND

(A)	The parties hereto have entered into a term and revolving facility agreement dated 8 December, 2006 pursuant to which the Original Lenders (as defined therein) made Loans (as defined therein) to the Borrowers.

(B)	The parties hereto amended the term and revolving facility agreement referred to in (A) above on 1 April, 2007 (such amended term and revolving facilities agreement being the “Original Term and Revolving Facilities Agreement”).

(C)	The Parties hereto have agreed to amend the Original Term and Revolving Facilities Agreement in the manner set out herein.

NOW IT IS HEREBY AGREED:-

1	INTERPRETATION

In this Agreement:

(a)	words and expressions defined in the Original Term and Revolving Facilities Agreement shall, unless otherwise defined herein, have the same meaning when used herein; and

(b)	the provisions of Clause 1.2 (Construction) of the Original Term and Revolving Facilities Agreement shall also apply in the interpretation hereof as if expressly set out herein with each reference to the “Agreement” being deemed to be a reference to this Agreement.

2	AMENDMENT OF ORIGINAL TERM AND REVOLVING FACILITIES AGREEMENT

The Parties hereto agree that with effect from the date hereof the Original Term and Revolving Facilities Agreement shall be amended as follows:

2.1	The following definitions shall be included in Clause 1.1 (Definitions) of the Original Term and Revolving Facilities Agreement:

“ITG Note Purchase Agreement” means the senior subordinated note purchase agreement dated as of June 6, 2007 relating to the ITG Notes.

“ITG Notes” means the proposed $80,000,000 18.00% senior subordinated notes due June 6, 2011 to be issued by ITG.

2.2	Clause 12.2(b) (iv) of the Original Term and Revolving Facilities Agreement be amended by including the following in line 3 immediately after the words “Excluded Equity Issuance)”:

“and after in the case of a Qualified Issuance (as defined in the ITG Note Purchase Agreement) deducting such amount not exceeding $7,500,000 as is required to be paid by ITG by way of accrued interest under the ITG Notes”.

2.3	The definition of “Total Debt” in Clause 26.1 of the Original Term and Revolving Facilities Agreement be amended by adding the following at the end of such definition:

“after deducting the aggregate amount of cash and Cash Equivalent Investments held by any member of the BST Group at that time”.

3	COSTS AND EXPENSES

Clause 22 (Fees and Expenses) of the Original Term and Revolving Facilities Agreement shall be deemed to be incorporated in this Agreement as if set out herein.

4	MISCELLANEOUS

Clauses 41 (Counterparts), 42 (Governing Law) and 43 (Enforcement) of the Original Term and Revolving Facilities Agreement shall be deemed incorporated in this Agreement (with such conforming amendments as the context requires) as if set out herein.

5	FINANCE DOCUMENT

This Agreement constitutes a Finance Document (as defined in the Original Term and Revolving Facilities Agreement).

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

The Borrowers and the Guarantors

Name of Borrower	Registration number (or equivalent, if any)

BST Safety Textiles Acquisition GmbH	HRB 75840 (commercial register of the local court of Frankfurt)

Name of Revolving Borrower	Registration number (or equivalent, if any)

BST Safety Textiles Acquisition GmbH	HRB 75840 (commercial register of the local court of Frankfurt)

BST Safety Textiles GmbH	HRB 670522 (commercial register of the local court of Freiburg)

Narricot Industries L.P.	N/A

Name of Guarantor	Registration number (or equivalent, if any)

BST US Holdings, Inc.	N/A

Narricot Industries Management Corp.	N/A

Narricot Industries L.P.	N/A

BST Safety Textiles LLC	N/A

BST Safety Textiles Acquisition GmbH	HRB 75840 (commercial register of the local court of Frankfurt)

BST Safety Textiles Holding GmbH	HRB 670521 (commercial register of the local court of Freiburg)

BST Safety Textiles GmbH	HRB 670522 (commercial register of the local court of Freiburg)

BST Breitgewebe International GmbH	HRB 670523 (commercial register of the local court of Freiburg)

BST Safety Textiles Sp.z. o.o	KRS 107538

SIGNATURES

THE PARENT
BST US HOLDINGS, INC.
By: /s/

THE ORIGINAL BORROWER
BST SAFETY TEXTILES ACQUISITION GMBH
By: /s/

THE REVOLVING BORROWERS
BST SAFETY TEXTILES GMBH
By: /s/

NARRICOT INDUSTRIES L.P.
By: /s/

THE GUARANTORS
THE PARENT
By: /s/

BST SAFETY TEXTILES ACQUISITION GMBH
By: /s/

BST SAFETY TEXTILES GMBH
By: /s/

BST BREITGEWEBE INTERNATIONAL GMBH
By: /s/

NARRICOT INDUSTRIES MANAGEMENT CORP.
By: /s/

NARRICOT INDUSTRIES L.P.
By: /s/

BST SAFETY TEXTILES LLC
By: /s/

BST SAFETY TEXTILES SP. Z O.O
By: /s/

THE MANDATED LEAD ARRANGERS

GOLDMAN SACHS CREDIT PARTNERS L.P.
By: /s/
Address:
Fax:
Attention:

UBS SECURITIES LLC
By: /s/ Mary E. Evans	/s/ David B. Julie

By: Mary E. Evans	David B. Julie
Associate Director	Associate Director
Address: 677 Washington Blvd., Stamford, CT 60901
Fax: 203-719-3180
Attention: Christopher Gomes

THE PRIORITY AGENT

GOLDMAN SACHS CREDIT PARTNERS L.P (FOR AND ON BEHALF OF THE PRIORITY LENDERS)
By: /s/
Address:
Fax:
Attention:

THE SECOND LIEN AGENT (FOR AND ON BEHALF OF THE SECOND LIEN LENDERS)

UBS AG, STAMFORD BRANCH
By: /s/ Mary E. Evans	/s/ Irja R. Otsa

By: Mary E. Evans	Irja R. Otsa
Associate Director	Associate Director
Address: 677 Washington Blvd., Stamford, CT 60901
Fax: 203-719-3180
Attention: Christopher Gomes

THE SECURITY AGENT

GOLDMAN SACHS CREDIT PARTNERS L.P
By: /s/
Address:
Fax:
Attention: